EXHIBIT 99.2
EXXON MOBIL CORPORATION

2Q10 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 7)

Earnings, $M	2Q10	1Q10	4Q09	3Q09	2Q09
Upstream
United States	865	1,091	1,011	709	813
Non-U.S.	4,471	4,723	4,769	3,303	2,999
Total	5,336	5,814	5,780	4,012	3,812
Downstream
United States	440	(60)	(287)	(203)	(15)
Non-U.S.	780	97	98	528	527
Total	1,220	37	(189)	325	512
Chemical
United States	685	539	292	315	79
Non-U.S.	683	710	424	561	288
Total	1,368	1,249	716	876	367

Corporate and financing	(364)	(800)	(257)	(483)	(741)
Net income attributable to ExxonMobil (U.S. GAAP)	7,560	6,300	6,050	4,730	3,950
Earnings per common share (U.S. GAAP)	1.61	1.33	1.27	0.98	0.82
Earnings per common share
- assuming dilution (U.S. GAAP)	1.60	1.33	1.27	0.98	0.81

Special Items $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Downstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Chemical
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0

Corporate and financing	0	0	0	0	(140)
Corporate total	0	0	0	0	(140)

Earnings Excluding Special Items $M
Upstream
United States	865	1,091	1,011	709	813
Non-U.S.	4,471	4,723	4,769	3,303	2,999
Total	5,336	5,814	5,780	4,012	3,812
Downstream
United States	440	(60)	(287)	(203)	(15)
Non-U.S.	780	97	98	528	527
Total	1,220	37	(189)	325	512
Chemical
United States	685	539	292	315	79
Non-U.S.	683	710	424	561	288
Total	1,368	1,249	716	876	367

Corporate and financing	(364)	(800)	(257)	(483)	(601)
Corporate total	7,560	6,300	6,050	4,730	4,090
EPS excluding Special Items - assuming dilution	1.60	1.33	1.27	0.98	0.84

EXXON MOBIL CORPORATION

2Q10 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 7)

Supplemental Information (continued)

Net production of crude oil and	2Q10	1Q10	4Q09	3Q09	2Q09
natural gas liquids, kbd
United States	357	389	385	373	380
Canada/South America	267	261	255	267	242
Europe	348	365	372	350	383
Africa	599	666	657	666	702
Asia Pacific/Middle East	573	542	537	494	462
Russia/Caspian	181	191	187	185	177
Total liquids production	2,325	2,414	2,393	2,335	2,346

Natural gas production available for sale, mcfd
United States	1,412	1,335	1,298	1,292	1,267
Canada/South America	594	568	641	646	649
Europe	3,268	5,138	4,401	2,545	2,869
Africa	20	13	14	16	23
Asia Pacific/Middle East	4,552	4,437	4,180	3,510	3,107
Russia/Caspian	179	198	183	146	126
Total natural gas production available for sale	10,025	11,689	10,717	8,155	8,041

Total worldwide liquids and gas production, koebd	3,996	4,362	4,179	3,694	3,686

Refinery throughput, kbd
United States	1,807	1,720	1,748	1,751	1,765
Canada	418	439	412	417	365
Europe	1,570	1,530	1,571	1,542	1,560
Asia Pacific	1,143	1,242	1,348	1,349	1,306
Other Non-U.S.	254	225	300	293	294
Total refinery throughput	5,192	5,156	5,379	5,352	5,290

Petroleum product sales, kbd
United States	2,521	2,383	2,516	2,462	2,538
Canada	435	431	421	412	403
Europe	1,612	1,609	1,652	1,607	1,671
Asia Pacific	1,183	1,226	1,335	1,292	1,346
Other Non-U.S.	490	495	565	528	529
Total petroleum product sales	6,241	6,144	6,489	6,301	6,487

Gasolines, naphthas	2,565	2,535	2,621	2,593	2,617
Heating oils, kerosene, diesel	1,887	1,860	2,027	1,851	1,991
Aviation fuels	455	451	520	553	544
Heavy fuels	581	629	636	596	567
Specialty products	753	669	685	708	768
Total petroleum product sales	6,241	6,144	6,489	6,301	6,487

Chemical prime product sales, kt
United States	2,449	2,524	2,562	2,525	2,519
Non-U.S.	4,047	3,964	4,113	3,831	3,748
Total chemical prime product sales	6,496	6,488	6,675	6,356	6,267

EXXON MOBIL CORPORATION

2Q10 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 7)

Supplemental Information (continued)

Average Realization Data	2Q10	1Q10	4Q09	3Q09	2Q09
United States
ExxonMobil
Crude ($/b)	73.13	72.97	70.21	61.27	54.28
Natural Gas ($/kcf)	4.11	5.32	4.23	3.31	3.26

Benchmarks
WTI ($/b)	77.78	78.67	76.06	68.19	59.54
ANS-WC ($/b)	78.30	79.07	75.80	69.13	58.92
Henry Hub ($/mbtu)	4.09	5.30	4.16	3.39	3.51

Non-U.S.
ExxonMobil
Crude ($/b)	75.24	74.21	72.62	66.17	57.09
Natural Gas ($/kcf)	5.83	6.45	6.18	5.14	5.36
European NG ($/kcf)	6.35	6.93	6.79	5.73	6.77

Benchmarks
Brent ($/b)	78.30	76.24	74.56	68.28	58.79

Capital and Exploration Expenditures, $M
Upstream
United States	772	772	983	858	941
Non-U.S.	4,570	4,774	5,543	4,049	3,964
Total	5,342	5,546	6,526	4,907	4,905
Downstream
United States	264	347	355	396	407
Non-U.S.	320	327	547	435	410
Total	584	674	902	831	817
Chemical
United States	66	68	82	66	94
Non-U.S.	492	546	731	681	736
Total	558	614	813	747	830
Other	35	43	22	8	10

Total Capital and Exploration Expenditures	6,519	6,877	8,263	6,493	6,562

Exploration Expense Charged to Income, $M
Consolidated - United States	45	55	64	60	53
- Non-U.S.	361	630	617	434	437
Non-consolidated - ExxonMobil share - United States	1	1	1	0	0
- Non-U.S.	8	3	3	7	1
Total Exploration Expense Charged to Income	415	689	685	501	491

Effective Income Tax Rate, %	43%	50%	45%	50%	50%

Common Shares Outstanding (millions)
At quarter end	5,092	4,698	4,727	4,747	4,806
Average - assuming dilution	4,729	4,736	4,760	4,803	4,871

Total Cash and Cash Equivalent ($G)	13.3	13.7	10.7	12.5	15.6

Total Debt ($G)	20.4	9.5	9.6	9.6	9.3

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	9.1	13.1	8.6	8.8	2.2
Sales of subsidiaries, investments and PP&E	0.5	0.4	0.3	0.2	0.8
Cash flows from operations and asset sales	9.6	13.5	8.9	9.0	3.0

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the second quarter of 2010. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.

EXXON MOBIL CORPORATION 2Q10 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 7)

# Upstream Earnings

Upstream 2Q10 vs. 2Q09
$M
8,000
6,000
4,000
2,000
0
3,812
1,580
110
(170)
5,336
2Q09
Realization
Vol/Mix
Other
2Q10

Upstream 2Q10 vs. 1Q10
$M
8,000
6,000
4,000
2,000
0
5,814
(130)
(450)
100
5,336
1Q10
Realization
Vol/Mix
Other
2Q10

| $M | 2Q09 | 2Q10 | 2Q10 vs. 2Q09 |
|---|---|---|---|
| U.S. | 813 | 865 | +52 |
| Non-U.S. | 2,999 | 4,471 | +1,472 |
| Total | 3,812 | 5,336 | +1,524 |

| $M | 1Q10 | 2Q10 | 2Q10 vs. 1Q10 |
|---|---|---|---|
| U.S. | 1,091 | 865 | -226 |
| Non-U.S. | 4,723 | 4,471 | -252 |
| Total | 5,814 | 5,336 | -478 |

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION 2Q10 INVESTOR RELATIONS DATA SUMMARY (PAGE 5 of 7)

# Upstream Volumes

## Volumes 2Q10 vs. 2Q09

KOEBD
5,000
4,000
3,000
2,000
1,000
0
3,686
(100)
53
0
357
3,996
+9.7%
Net Interest (25)
Price / Spend (75)
2Q09
Entitlements
Quotas
Divestments
Net Growth
2Q10

| | 2Q10 | vs. 2Q09 | % | Ex Entitlements, Quotas, and Divestments |
|---|---|---|---|---|
| Liquids (KBD) | 2,325 | -21 | -0.9% | |
| Natural Gas (MCFD) | 10,025 | +1,984 | +24.7% | |
| Combined (KOEBD) | 3,996 | +310 | +8.4% | +9.7% |

ExxonMobil

EXXON MOBIL CORPORATION 2Q10 INVESTOR RELATIONS DATA SUMMARY (PAGE 6 of 7)

# Downstream Earnings

Downstream 2Q10 vs. 2Q09
$M
1,500
1,000
500
0
512
780
170
(240)
1,220
2Q09
Margin
Vol/Mix
Other
2Q10

Downstream 2Q10 vs. 1Q10
$M
1,500
1,000
500
0
37
830
90
260
1,220
1Q10
Margin
Vol/Mix
Other
2Q10

| $M | 2Q09 | 2Q10 | 2Q10 vs. 2Q09 |
|---|---|---|---|
| U.S. | (15) | 440 | +455 |
| Non-U.S. | 527 | 780 | +253 |
| Total | 512 | 1,220 | +708 |

| $M | 1Q10 | 2Q10 | 2Q10 vs. 1Q10 |
|---|---|---|---|
| U.S. | (60) | 440 | +500 |
| Non-U.S. | 97 | 780 | +683 |
| Total | 37 | 1,220 | +1,183 |

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION 2Q10 INVESTOR RELATIONS DATA SUMMARY (PAGE 7 of 7)

# Chemical Earnings

Chemical 2Q10 vs. 2Q09
$M
1,500
1,000
500
0
367
840
120
40
1,368
2Q09
Margin
Vol/Mix
Other
2Q10

Chemical 2Q10 vs. 1Q10
$M
2,000
1,500
1,000
500
0
1,249
310
80
(270)
1,368
1Q10
Margin
Vol/Mix
Other
2Q10

| $M | 2Q09 | 2Q10 | 2Q10 vs. 2Q09 |
|---|---|---|---|
| U.S. | 79 | 685 | +606 |
| Non-U.S. | 288 | 683 | +395 |
| Total | 367 | 1,368 | +1,001 |

| $M | 1Q10 | 2Q10 | 2Q10 vs. 1Q10 |
|---|---|---|---|
| U.S. | 539 | 685 | +146 |
| Non-U.S. | 710 | 683 | -27 |
| Total | 1,249 | 1,368 | +119 |

Note: Earnings exclude special items

ExxonMobil